497(d)


                              FT 250

              Communications Growth Trust, Series 2
                  Fundamental Value Trust Series
                   Insurance Growth Trust Series
                  Internet Growth Trust, Series 4
          Media & Entertainment Growth Trust, Series 2
                    Medical Growth Trust Series

         Supplement to the Prospectus dated April 15, 1998

Notwithstanding anything to the contrary in the Prospectus, an investor may aggregate same day purchases of primary Units of the Trusts contained in the Prospectus and units of other unit investment trusts containing equity securities of which the Sponsor acts as Principal Underwriter and which are currently in the initial offering period for purposes of qualifying for the volume purchase discounts listed in the Prospectus. In addition, investors may utilize their redemption or termination proceeds received from trusts sponsored by the Sponsor to purchase Units of the Trusts subject only to any remaining deferred sales charge payments on such Units, deferred as described in the Prospectus. Unit holders who redeem units of trusts sponsored by the Sponsor should note that they will be assessed the amount of any remaining deferred sales charge on such units at the time of redemption. Dealers and other selling agents will be allowed a concession or agency commission on the sale of Units sold subject only to any remaining deferred sales charge payments on such Units equal to (i) $.22 per Unit on Units sold subject to a deferred sales charge of $.35 per Unit or
(ii) 63% of the then current maximum remaining deferred sales charge on Units sold subject to a deferred sales charge of less than $.35 per Unit.

January 11, 1999